Sound Enhanced Fixed Income ETF
Schedule of Investments
as of February 29, 2024 (Unaudited)

PREFERRED STOCKS - 30.5%	Shares	Value
Banks - 15.1%
Associated Banc-Corp., Series F, 5.63%, Perpetual	30,805	$633,967
Bank of America Corp., Series KK, 5.38%, Perpetual(a)	32,438	761,320
JPMorgan Chase & Co., Series EE, 6.00%, Perpetual	31,089	784,064
Morgan Stanley
Series L, 4.88%, Perpetual	33,362	756,650
Series O, 4.25%, Perpetual(a)	32,350	634,707
Truist Financial Corp., Series O, 5.25%, Perpetual(a)	31,871	744,188
Wells Fargo & Co., Series AA, 4.70%, Perpetual	33,930	705,065
		5,019,961

Diversified Financial Services - 2.0%
Capital One Financial Corp., Series J, 4.80%, Perpetual	34,143	677,397

Electric - 4.7%
CMS Energy Corp., 5.88%, 03/01/2079	31,658	782,902
The Southern Co., Series 2020, 4.95%, 01/30/2080	32,297	755,750
		1,538,652

Insurance - 6.6%
AEGON Funding Co., LLC, 5.10%, 12/15/2049	32,651	727,138
MetLife, Inc., Series F, 4.75%, Perpetual	32,509	703,495
The Allstate Corp., Series H, 5.10%, Perpetual	31,728	737,676
		2,168,309

Telecommunications - 2.1%
AT&T, Inc., Series C, 4.75%, Perpetual	32,936	684,081
TOTAL PREFERRED STOCKS (Cost $11,104,223)		10,088,400

CORPORATE BONDS - 28.0%	Par
Auto Parts & Equipment - 2.2%
American Axle & Manufacturing, Inc., 5.00%, 10/01/2029	645,000	559,975
Dana, Inc., 4.25%, 09/01/2030	200,000	172,721
		732,696

Chemicals - 2.1%
Olin Corp., 5.13%, 09/15/2027	709,000	688,396

Commercial Services - 1.9%
United Rentals North America, Inc., 4.88%, 01/15/2028	655,000	632,945

Computers - 1.7%
Dell, Inc., 6.50%, 04/15/2038	552,000	578,467

Diversified Financial Services - 2.1%
Radian Group, Inc., 4.88%, 03/15/2027	709,000	688,093

Gas - 2.1%
National Fuel Gas Co., 4.75%, 09/01/2028	709,000	685,591

Iron & Steel - 1.6%
Cleveland-Cliffs, Inc., 5.88%, 06/01/2027	525,000	520,253

Lodging - 2.0%
Hilton Domestic Operating Co., Inc., 4.88%, 01/15/2030(a)	702,000	668,139

Media - 2.0%
AMC Networks, Inc., 4.75%, 08/01/2025	710,000	677,746

Miscellaneous Manufacturers - 2.1%
Trinity Industries, Inc., 4.55%, 10/01/2024	709,000	699,787

Oil & Gas - 4.2%
Apache Corp., 5.10%, 09/01/2040	709,000	593,752
Murphy Oil Corp., 5.88%, 12/01/2027	780,000	775,163
		1,368,915

Pipelines - 4.0%
EQM Midstream Partners L.P., 5.50%, 07/15/2028	639,000	627,299
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.00%, 01/15/2028	709,000	692,840
		1,320,139
TOTAL CORPORATE BONDS (Cost $9,661,369)		9,261,167

CLOSED END FUNDS - 15.4%	Shares
Ares Capital Corp.(a)	53,121	1,074,637
Golub Capital BDC, Inc.(a)	63,822	993,709
PennantPark Floating Rate Capital Ltd.(a)	84,646	967,504
Sixth Street Specialty Lending, Inc.(a)	42,643	930,897

Hercules Capital, Inc.(a)	61,834	1,116,722
TOTAL CLOSED END FUNDS (Cost $5,027,853)		5,083,469

EXCHANGE TRADED FUNDS - 12.5%
AllianceBernstein Global High Income Fund, Inc.	90,387	941,833
Invesco Emerging Markets Sovereign Debt ETF	34,548	696,142
iShares 0-5 Year High Yield Corporate Bond ETF	23,370	990,654
iShares J.P. Morgan EM High Yield Bond ETF	22,873	843,099
VanEck Emerging Markets High Yield Bond ETF(a)	34,254	647,058
TOTAL EXCHANGE TRADED FUNDS (Cost $4,535,839)		4,118,786

REAL ESTATE INVESTMENT TRUSTS - 10.0%
Alpine Income Property Trust, Inc.	19,200	299,712
Apple Hospitality REIT, Inc.(a)	8,843	142,284
Gaming and Leisure Properties, Inc.	2,311	105,104
Global Medical REIT, Inc.	27,123	242,751
Global Net Lease, Inc.	20,754	149,636
Omega Healthcare Investors, Inc.	9,556	297,383
Park Hotels & Resorts, Inc.	12,445	206,587
Plymouth Industrial REIT, Inc.	19,643	423,700
Realty Income Corp.	6,693	348,772
Simon Property Group, Inc.	4,180	619,225
VICI Properties, Inc.	15,377	460,234
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $3,614,424)		3,295,388

COMMON STOCKS - 2.5%
Investment Companies - 2.5%
Runway Growth Finance Corp.	5,622	75,447
WhiteHorse Finance, Inc.(a)	60,250	750,113
		825,560
TOTAL COMMON STOCKS (Cost $941,666)		825,560

SHORT-TERM INVESTMENTS - 21.6%
Investments Purchased with Proceeds from Securities Lending - 21.4%
Mount Vernon Liquid Assets Portfolio, LLC, 4.93%(b)	7,092,783	7,092,783

Money Market Funds - 0.2%
First American Government Obligations Fund - Class X, 5.23%(b)	81,699	81,699
TOTAL SHORT-TERM INVESTMENTS (Cost $7,174,482)		7,174,482

TOTAL INVESTMENTS - 120.5% (Cost $42,059,856)		$39,847,252
Liabilities in Excess of Other Assets - (20.5)%		(6,777,771)
TOTAL NET ASSETS - 100.0%		$33,069,481

Percentages are stated as a percent of net assets.

(a)	All or a portion of this security is on loan as of February 29, 2024. The total market value of these securities was $6,888,149 which represented 20.8% of net assets.
(b)	The rate shown represents the 7-day effective yield as of February 29, 2024.

Summary of Fair Value Exposure at February 29, 2024 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
• Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data.
• Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund's investments as of February 29, 2024:

Sound Enhanced Fixed Income ETF

	Level 1	Level 2	Level 3	Total
Assets:
Preferred Stocks	$10,088,400	$–	$–	$10,088,400
Corporate Bonds	–	9,261,167	–	9,261,167
Closed End Funds	5,083,469	–	–	5,083,469
Exchange Traded Funds	4,118,786	–	–	4,118,786
Real Estate Investment Trusts	3,295,388	–	–	3,295,388
Common Stocks	825,560	–	–	825,560
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	7,092,783
Money Market Funds	81,699	–	–	81,699
Total Assets	$23,493,302	$9,261,167	$–	$39,847,252

Refer to the Schedule of Investments for industry classifications.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.